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                                                                    EXHIBIT 10.2

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                    SIXTH AMENDMENT TO FORBEARANCE AGREEMENT



This SIXTH AMENDMENT TO FORBEARANCE AGREEMENT (the "AGREEMENT") dated as of August 22, 2000 by and among FLEET NATIONAL BANK F/K/A FLEET NATIONAL BANK OF CONNECTICUT f/k/a SHAWMUT BANK CONNECTICUT, N.A., a national banking association with a place of business at 777 Main Street Hartford, Connecticut 06115 ("LENDER"), EDAC TECHNOLOGIES CORPORATION, a Wisconsin corporation with a principal place of business at 1806 New Britain Avenue, Farmington, Connecticut 06032 ("BORROWER"), APEX MACHINE TOOL COMPANY, INC., a Connecticut corporation with a mailing address c/o Borrower at 1806 New Britain Avenue, Farmington, Connecticut 06032 ("APEX"), and GROS-ITE INDUSTRIES, INC., a Connecticut corporation with a mailing address c/o Borrower at 1806 New Britain Avenue, Farmington, Connecticut 06032 ("GROS-ITE" and collectively with Apex, "GUARANTOR") (all of the foregoing sometimes hereinafter referred to as the "Parties").

                                    RECITALS

Prior hereto, the Lender and Borrower have entered into a Forbearance Agreement, a First Amendment to Forbearance Agreement, a Second Amendment to Forbearance Agreement and a Third Amendment to Forbearance Agreement a Fourth Amendment to Forbearance Agreement and a Fifth Amendment to Forbearance Agreement (collectively the "Prior Forbearance Agreements"), which individually and collectively have set forth the agreements and obligations between the Parties. It is the intention of the Parties to enter into this Sixth Amendment to Forbearance Agreement, incorporating all of the recitals, representations and agreements of the Prior Forbearance Agreements, as if fully set forth herein, except as expressly set forth below.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and as a condition to this Sixth Amendment to Forbearance Agreement, the Parties hereto agree, represent and warrant as follows:

         A. All of the terms, conditions, representations and agreements included in the Prior Forbearance Agreements are hereby confirmed, ratified and agreed to as part of this, the Sixth Amendment to Forbearance Agreement, as if fully set forth herein.

         B. The definition of "Loan and Forbearance Documents" and "Loan Documents" as contained in the Prior Forbearance Agreements shall include this Sixth Amendment to Forbearance Agreement.

         C. The accrual of the Third Amendment Fee as described in paragraph G of the Third Amendment to Forbearance Agreement shall continue to the earlier of August 30, 2000 or the satisfaction of the obligations owed to the Lender, payment of which shall be made on that date.

         D. The period of forbearance as described in paragraph J of the Third Amendment to Forbearance Agreement is extended to August 30, 2000.

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         IN WITNESS WHEREOF,  the parties have executed this Agreement as of the date first above written.

                             LENDER:
                             FLEET NATIONAL BANK

                             By:/s/G. Chris Miller
                                ------------------
                             G. Christopher Miller
                             Its Vice President
                             (Duly Authorized)


                             BORROWER:
                             EDAC TECHNOLOGIES CORPORATION
                             By:/s/Ronald G. Popolizio
                                ----------------------
                             Ronald G. Popolizio
                             Its Vice President
                             (Duly Authorized)


                              GUARANTORS:
                              GROS-ITE INDUSTRIES, INC.

                              By:/s/Ronald G. Popolizio
                                 ----------------------
                              Ronald G. Popolizio
                              Its Vice President
                              (Duly Authorized)


                              APEX MACHINE TOOL COMPANY, INC.

                              By: /s/Ronald G. Popolizio
                                 ----------------------
                              Ronald G. Popolizio
                              Its Vice President
                              (Duly Authorized)